Exhibit 99.3

SILVERSUN TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SILVERSUN TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheets
June 30, 2015

		Historical	Pro
	Historical SilverSun	Productive Tech	Forma Adjustments		Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$2,062,756	$44,844	(775,812)	a,c,g	$1,331,788
Accounts receivable, net	1,995,753	162,687	-		2,158,440
Inventory	-	13,042	-		13,042
Unbilled services	846,209	-	-		846,209
Prepaid expenses, other current assets	284,492	-	-		284,492
Deferred tax asset - current	38,000	-	-		38,000
Total current assets	5,227,210	220,573	(775,812)		4,671,971

Property and equipment, net	305,880	93,300	-		399,180
Intangible assets, net	910,179	-	952,000	b,f	1,862,179
Goodwill	56,000	-	-		56,000
Deferred tax asset	181,000	-	-		181,000
Deposits and other assets	26,260	20,913	(19,413)	a	27,760

Total assets	$6,706,529	$334,786	$156,775		$7,198,090

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$1,135,952	$95,712	$-		$1,231,664
Accrued expenses	570,042	-	-		570,042
Accrued interest	14,196	-	-		14,196
Income taxes payable	307,778	-	-		307,778
Line of credit	-	95,614	(95,614)	a	-
Note payable, related parties	-	38,091	(38,091)	a	-
Long term debt – current portion	135,828	9,337	-		145,165
Capital lease obligations – current portion	72,949	-	-		72,949
Deferred revenue	2,606,919	16,815	-		2,623,734
Other liabilities	-	17,010	(17,010)	a	-

Total current liabilities	4,843,664	272,579	(150,715)		4,965,528

Long term debt, net of current portion	311,760	15,384	437,404	g,d	764,548
Capital lease obligations, net of current portion	82,470	-	-		82,470

Total Liabilities	5,237,894	287,963	286,689		5,812,546

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized 1,000,000 shares; No shares issued and outstanding	-	-	-
Series A Convertible Preferred Stock, $0.00 par value; authorized 2 shares; No shares issued and outstanding	-	-	-
Common stock:
Par value $0.00001; authorized 75,000,000 shares; 4,346,252 shares issued and outstanding	44	5,000	(5,000)	a	44
Additional paid-in capital	11,919,300	-	260,000	e	12,179,300
Accumulated deficit	(10,450,709)	41,823	(384,914)	f,g,h	(10,793,800)

Total stockholders’ equity	1,468,635	46,823	(129,914)		1,385,544

Total liabilities and stockholders’ equity	$6,706,529	$334,786	$156,775		$7,198,090

SILVERSUN TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheets
Six Months Ended June 30, 2015

	Historical SilverSun	Historical ProductiveTech	Pro Forma Adjustments		Pro Forma

Revenues, net	$12,414,533	$902,643	$-		$13,317,176

Cost of revenues	7,203,527	492,304	-		7,695,831

Gross profit	5,211,006	410,339	-		5,621,345

Selling, general and administrative expenses :
Selling, general and administrative expenses	4,295,717	350,868	-		4,646,585
Shares-based compensation expense	40,937	-	-		40,937
Depreciation and amortization	232,309	15,457	136,000	f	383,766

Total selling, general and administrative expenses	4,568,963	366,325	136,000		5,071,288

Income from operations	642,043	44,014	(136,000)		550,057

Other income (expense)
Interest, net	(25,497)	(4,472)	(5,891)	g	(35,860)
Income, other	-	2,544	-		2,544

Total other income (expense)	(25,497)	(1,928)	(5,891)		(33,316)

Income before taxes	616,546	42,086	(141,891)		516,741

Provision for income taxes	50,778	1,000	-		51,778

Net Income	$565,768	$41,086	$(141,891)		$464,963

Net income per common share – basic and diluted	$0.13				$0.11

Weighted Average Shares – basic and diluted	4,192,804				4,257,288

SILVERSUN TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheets
Twelve Months Ended December 31, 2014

	Historical SilverSun	Historical ProductiveTech	Pro Forma Adjustments		Pro Forma

Revenues, net	$21,463,774	$1,699,194	$-		$23,162,968

Cost of revenues	12,890,710	909,373	-		13,800,083

Gross profit	8,573,064	789,821	-		9,362,885

Selling, general and administrative expenses :
Selling, general and administrative expenses	7,607,587	592,771	50,000	h	8,250,358
Shares-based compensation expense	130,253	-	-		130,253
Depreciation and amortization	364,573	23,820	272,000	f	660,393

Total selling, general and administrative expenses	8,102,413	616,591	322,000		9,041,004

Income from operations	470,651	173,230	(322,000)		321,881

Other income (expense)
Interest, net	(59,750)	(3,275)	(12,481)	g	(75,506)
Income, other	-	1,755	-		1,755

Total other income (expense)	(59,750)	(1,520)	(12,481)		(73,751)

Income before taxes	410,901	171,710	(334,481)		248,130

Provision for income taxes	218,000	1,773	-		219,773

Net Income	$192,901	$169,937	$(334,481)		$28,357

Net income per common share – basic and diluted	$0.05				$0.01

Weighted Average Shares – basic and diluted	3,942,836				4,007,320

SILVERSUN TECHNOLOGIES, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

1.                   Basis of Presentation

SilverSun Technologies, Inc. (the “Company”) is an information technology company, and a value added reseller and master developer for Sage Software’s MAS 90/200/500 and ERP X3 financial and accounting software as well as the publisher of its own proprietary Electronic Data Interchange (EDI) software, “MAPADOC.”  The Company focuses on the business software and information technology consulting market, and is looking for other opportunities to grow its business. The Company sells services and products to various end users, manufacturers, wholesalers and distributor industry clients located throughout the United States.

On July 6, 2015 SWK Technologies, Inc (SWK), a wholly owned subsidiary of Silversun Technologies, Inc., entered into an Asset Purchase Agreement with ProductiveTech, Inc. (PTI) a New Jersey corporation, and John McPoyle and Kevin Snyder in their individual capacity as Shareholders.  In consideration for the acquired assets, SWK paid $500,000 in cash and issued a promissory note for $600,000 (the “Note”).  The note is due in 60 months from the closing date and bears interest at a rate of two and one half (2.5%) percent.  The monthly payments including interest are $10,645.  Additionally in connection with the purchase agreement, SilverSun Technologies, Inc. (“SSNT”) issued 64,484 shares of common stock at $4.032 per share for a value of $260,000.

ProductiveTech, Inc. (PTI) is incorporated in the state of New Jersey.  PTI is engaged in the business of managed and hosted services, information technology consulting services and sales of computer hardware.  Managed and hosted services include cloud services such as server backups and spam filtering.

The unaudited pro forma balance sheet as of June 30, 2015 gives effect to the acquisition of ProductiveTech, Inc. as if it had occurred as of June 30, 2015, based on a preliminary price allocation. The unaudited pro forma statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 combines the historical operating results of the Company for the respective periods and the historical operating results for ProductiveTech, Inc., prepared under the assumption that the acquisition of ProductiveTech, Inc. had occurred as of January 1, 2014.

The unaudited pro forma financial information is not necessarily indicative of the results of operations that would have been reported if the combination had actually been completed as presented in the accompany unaudited pro forma combined condensed balance sheet and statements of operations. The unaudited pro forma combined condensed financial information presented is based on, and should be read in conjunction with, the historical financial statements and the related notes thereto for both the Company, as disclosed in its reports filed with the SEC, and ProductiveTech, Inc.

SILVERSUN TECHNOLOGIES, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

2.                   Explanation of Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma combined condensed balance sheet and/or the unaudited pro forma combined condensed statements of income.

a.	Elimination of items not assumed in the transaction
b.	An increase to intangible assets to reflect the estimated value of the assets acquired from ProductiveTech, Inc. on the closing date.
c.	A decrease in cash to acquire the assets from ProductiveTech, Inc. on the closing date.
d.	An increase to notes payable to acquire the assets from ProductiveTech, Inc. on the closing date.
e.	An increase to paid in capital to represent the common stock issued to acquire the assets from ProductiveTech, Inc. on the closing date.
f.	Amortization of acquired intangibles
g.	Payments and interest on loan to acquire the assets from ProductiveTech, Inc.
h.	Legal and accounting fees associated with transaction